Finance income/(expenses), net	12 Months Ended
Dec. 31, 2023
Finance Income (Expense) [Abstract]
Finance income/(expenses), net
5.9 Finance income/(expenses), net
Interest income is recognized on a time-proportion basis using the effective interest method.

	Year ended December 31,
in € thousand	2023	2022	2021
FINANCE INCOME
Interest income from other parties	1,210	260	249
TOTAL FINANCE INCOME	1,210	260	249
FINANCE EXPENSES
Interest expense on loans	(13,681)	(8,238)	(7,273)
Interest expense on refund liabilities	(8,419)	(9,597)	(8,478)
Interest expenses on lease liabilities	(1,183)	(955)	(903)
Other interest expense	(42)	(264)	(309)
TOTAL FINANCE EXPENSES	(23,325)	(19,054)	(16,964)
FOREIGN EXCHANGE GAIN/(LOSSES), NET	5,574	(12,587)	8,130
FINANCE INCOME/(EXPENSES), NET	(16,541)	(31,381)	(8,584)

The foreign exchange gain/(losses), net are primarily driven by non-cash revaluation results of non-Euro denominated balance sheet positions, especially caused by USD denominated liabilities (devaluation of the USD against the EUR of 4% in 2023).
The increase in interest expense on loans is due to the 45% increase in Valneva's average loan volume in 2023 and due to the increase of the average interest rate by 1.48 percentage points. In the year ended December 31, 2023 further tranches of the D&O Loan Agreement were drawn, for further details see Note 5.24.
The interest expense on refund liabilities for the year ended December 31, 2023 of €8.4 million was mainly caused by payment deferrals related to the Pfizer agreement. Please refer to Note 5.29 for more information on the refund liability balances.